UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	January 30, 2008
(Date of earliest event reported):	January 30, 2008

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	717-291-2411
Former name or former address, if changed since last Report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01:	Regulation FD Disclosure.

On January 30, 2008 at 10:30 am eastern time, R. Scott Smith, Jr., Chairman, President and Chief Executive Officer of Fulton Financial Corporation (“Fulton”), and Charles J. Nugent, Senior Executive Vice President and Chief Financial Officer of Fulton, are scheduled to make a presentation to attendees at the 2008 Citigroup Financial Services Conference to be held at The Waldorf-Astoria Hotel in New York City.

A live webcast of the presentation, which will include slides and audio, will be available via the Internet through Fulton's website at www.fult.com. For those unable to listen to the live broadcast, a replay will be available for 30 days after the conference. There is no charge to access this event.

Fulton will also post this presentation on its Investor Information website at www.fult.com under presentations. This Investor Presentation updates previously filed Investor Presentations and provides an overview of Fulton's strategy and performance. Fulton’s presentation for this conference, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

The investor presentation material may contain forward-looking statements about Fulton's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, Fulton's success in merger and acquisition integration, and customer acceptance of Fulton's products and services. Fulton undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01:	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Fulton Financial Corporation Conference Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2008	FULTON FINANCIAL CORPORATION By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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